UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

----------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

----------

Date of Report (Date of earliest event reported): December 17, 2015

SOUTHCOAST FINANCIAL CORPORATION

Incorporated under the	Commission File No. 000-25933	I.R.S. Employer
laws of South Carolina		Identification No.
57-1079460

530 Johnnie Dodds Boulevard
Mt. Pleasant, South Carolina 29464

Telephone: (843) 884-0504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07   Submission of Matters to a Vote of Security Holders.

(a)           The Company held its Annual Meeting of Shareholders on December 17, 2015.  At that meeting, Shareholders voted on the matters set forth below.

(b) (1)	Three directors were elected to serve three-year terms. The voting results were as follow:

Name	FOR	WITHHOLD	BROKER NON-VOTES
Tommy B. Baker	4,007,256	85,293	2,225,361
William A. Coates	4,016,904	75,745	2,225,361
Stephen F. Hutchinson	4,018,681	73,968	2,225,361

The following directors’ terms of office will continue after the Annual Meeting:

L. Wayne Pearson (2016), Robert M. Scott (2016), James P. Smith (2018)

(2)	The appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2015 was approved. The voting results were as follow:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
6,286,607	702	30,701	-

(3)	Non-binding advisory proposal to approve the compensation of the Company’s executive officers named in the Summary Compensation Table of the 2015 Proxy Statement. The voting results were as follow:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,707,460	364,018	21,171	2,225,361

(d)
After reviewing the results of the non-binding advisory vote on the frequency of shareholder votes on executive compensation from the 2015 Annual Meeting of Shareholders, the Board of Directors determined that, until the next required non-binding advisory vote on the frequency of shareholder votes on executive compensation in 2019, the non-binding advisory vote on compensation of the Company’s executive officers will be held every year, and the next such vote will be at the annual meeting of shareholders in 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHCOAST FINANCIAL CORPORATION
(Registrant)

Date: December 17, 2015	By:	/s/ William C. Heslop
William C. Heslop
Senior Vice President and Chief Financial Officer

3